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                                              HECO Exhibit 10.13(a)
                                              ---------------------



[ Hawaiian Electric Company, Inc. letterhead ]



                                              December 01, 1997



HAWAIIAN INTERISLAND TOWING, INC.
Attention:  Mr. Gordon Smith, President
Pier 21, Main Office
Honolulu, HI 96817

Dear Mr. Smith:

SUBJECT: OPTION TO EXTEND TERM UNDER CONTRACT OF PRIVATE CARRIAGE BY AND BETWEEN HAWAIIAN INTERISLAND TOWING, INC. AND HAWAII ELECTRIC LIGHT COMPANY, INC.

This letter will confirm the understanding between HAWAIIAN INTERISLAND TOWING, INC. ("HITI") and Hawaii Electric Light Company, Inc. ("HELCO") relating to the extension of the Contract Of Private Carriage by and between HELCO and HITI, dated November 10, 1993 ("Contract").

It has been mutually agreed to by HELCO and HITI that the Contract is hereby extended in accordance with Section 1.2, "Option to Extend Term," as amended by the "Sixth Amendment To Contract of Private Carriage By and Between HAWAIIAN INTERISLAND TOWING, INC. and Hawaii Electric Light Company, Inc.," dated October 1, 1997, for a period of two (2) years commencing January 1, 1998.

If this letter correctly sets forth our understanding and agreement, would you please indicate your acceptance and agreement in the space below and return a signed copy for our records.


HAWAIIAN ELECTRIC COMPANY, INC., AS AGENT



By    /s/ Jeffrey C. Aicken
    -----------------------
   Jeffrey C. Aicken, Director, Fuel Resources



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Accepted and agreed to this 1st day of December, 1997.



HAWAIIAN INTERISLAND TOWING, INC.



By    /s/ Gordon Smith
    ---------------------------------------------------
    name: Gordon Smith               title: President



cc:  T.C. Simmons
     S.A. Gonsalves
     D. Heinzen





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